The Paradigm Portfolio
Consolidated Schedule of Investments
March 31, 2025 (Unaudited)

COMMON STOCKS - 86.5%	Shares	Value
Accommodation - 0.3%
Civeo Corp.	217,600	$5,004,800

Aerospace and Defense - 0.6%
CACI International, Inc. - Class A (a)	27,000	9,906,840

Asset Management - 0.0%(b)
Investor AB (a)	800	23,745

Beverage and Tobacco Product Manufacturing - 0.0%(b)
Crimson Wine Group Ltd. (a)	21,600	124,416

Broadcasting (except Internet) - 0.0%(b)
Atlanta Braves Holdings, Inc. - Class C (a)	4,842	193,728

Computing Infrastructure Providers, Data Processing, Web Hosting, and Related Services - 0.0%(b)
Broadridge Financial Solutions, Inc.	1,000	242,460

Diversified Real Estate Activities - 0.1%
PrairieSky Royalty Ltd.	60,000	1,081,964

Entertainment - 0.0%(b)
IG Port, Inc.	23,000	305,767

Financial Services - 0.0%(b)
Hellenic Exchanges - Athens Stock Exchange SA	4,800	28,235

Food Services and Drinking Places - 0.3%
Wendy's Co.	339,000	4,959,570

Funds, Trusts, and Other Financial Vehicles - 0.1%
Mesabi Trust	41,618	1,132,010

Hospitality and Tourism - 0.4%
Carnival Corp. (a)	215,000	4,198,950
Royal Caribbean Cruises Ltd.	10,200	2,095,488
		6,294,438

Insurance Carriers - 0.0%(b)
Fairfax Financial Holdings Limited	2	2,894

Insurance Carriers and Related Activities - 0.0%(b)
Markel Group, Inc. (a)	100	186,961

Legal Services - 0.0%(b)
CRA International, Inc.	124	21,477

Management of Companies and Enterprises - 1.7%
Associated Capital Group, Inc. - Class A	260,290	9,974,313
Fairfax India Holdings Corp. (a)(c)	4,000	68,000
Hawaiian Electric Industries, Inc. (a)	1,279,200	14,007,240
White Mountains Insurance Group Ltd.	906	1,744,784
		25,794,337

Management, Scientific, and Technical Consulting Services - 0.0%(b)
Booz Allen Hamilton Holding Corp.	800	83,664

Media - 0.0%(b)
Nippon Television Holdings, Inc.	400	8,144
Toei Animation Co. Ltd.	15,400	318,288
		326,432

Mining (except Oil and Gas) - 1.7%
Franco-Nevada Corp.	147,800	23,287,368
Wheaton Precious Metals Corp.	48,200	3,741,766
		27,029,134

Motor Vehicle and Parts Dealers - 0.0%(b)
AutoNation, Inc. (a)	30	4,858

Nonmetallic Mineral Product Manufacturing - 0.0%(b)
Eagle Materials, Inc.	590	130,939

Offices of Real Estate Agents and Brokers - 4.2%
Landbridge Co. LLC - Class A (d)	912,000	65,609,280

Oil and Gas Extraction - 69.2%(e)
Texas Pacific Land Corp. (f)	814,372	1,079,034,756

Other Crop Farming - 0.0%(b)
JG Boswell Co.	12	6,048

Other Financial Investment Activities - 0.3%
GAMCO Investors, Inc. - Class A	7,400	171,088
Onex Corp.	60,300	4,047,336
Seaport Entertainment Group, Inc. (a)	30,000	644,100
		4,862,524

Other Investment Pools and Funds - 0.0%(b)
Partners Value Investments LP (a)	800	83,383
Urbana Corp.	6,902	28,106
Urbana Corp. - Class A	1,978	7,917
		119,406

Other Telecommunications - 0.5%
Liberty Broadband Corp. - Class C (a)	80,900	6,880,545

Performing Arts, Spectator Sports, and Related Industries - 1.8%
Live Nation Entertainment, Inc. (a)	218,000	28,466,440

Real Estate - 1.1%
DREAM Unlimited Corp. (a)	12,200	167,267
Howard Hughes Holdings, Inc. (a)	237,600	17,601,408
		17,768,675

Securities and Commodities Exchanges - 0.9%
Cboe Global Markets, Inc.	60,000	13,577,400

Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 2.8%
Brookfield Asset Management Ltd. (d)	176,887	8,570,175
Brookfield Corp.	658,000	34,485,780
S&P Global, Inc.	340	172,754
		43,228,709

Support Activities for Mining - 0.1%
Aris Water Solutions, Inc. - Class A	40,000	1,281,600

Support Activities for Water Transportation - 0.3%
Clarkson PLC	86,800	3,817,837
Siem Industries, Inc. (a)	13,000	286,000
		4,103,837

Telecommunications - 0.0%(b)
GCI LIBERTY INC SR ESCROW (a)(g)	72,000	0

Utilities - 0.1%
Brookfield Infrastructure Partners LP	27,800	828,162
TOTAL COMMON STOCKS (Cost $139,338,991)		1,348,646,051

UNIT INVESTMENT TRUSTS - 9.0%	Shares	Value
Grayscale Bitcoin Mini Trust ETF (a)	389,280	14,204,827
Grayscale Bitcoin Trust ETF (a)	1,946,400	126,846,888
Grayscale Ethereum Classic Trust (a)	12	92
Grayscale Litecoin Trust (a)	8	52
		141,051,859
TOTAL UNIT INVESTMENT TRUSTS (Cost $25,987,832)		141,051,859

REAL ESTATE INVESTMENT TRUSTS - COMMON - 0.3%	Shares	Value
Real Estate - 0.3%
Equity LifeStyle Properties, Inc.	68,600	4,575,620
TOTAL REAL ESTATE INVESTMENT TRUSTS - COMMON (Cost $3,136,055)		4,575,620

WARRANTS - 0.0%(b)	Contracts	Value
Other Investment Pools and Funds - 0.0%(b)
Partners Value Investments LP, Expires 06/30/2026, Exercise Price $11.50 (a)	800	9,729
TOTAL WARRANTS (Cost $2,368)		9,729

PREFERRED STOCKS - 0.0%(b)	Shares	Value
Other Investment Pools and Funds - 0.0%(b)
Partners Value Investments LP, Series 1*, 0.16%, 11/27/2030	800	600
TOTAL PREFERRED STOCKS (Cost $239)		600

TOTAL INVESTMENTS - 95.8% (Cost $168,465,485)		1,494,283,859
Money Market Deposit Account - 6.6% (h)		103,571,009
Liabilities in Excess of Other Assets - (2.4)%		(38,028,199)
TOTAL NET ASSETS - 100.0%		$1,559,826,669
two		–%
Percentages are stated as a percent of net assets.		–%

LLC - Limited Liability Company
LP - Limited Partnership
PLC - Public Limited Company

(a)	Non-income producing security.
(b)	Represents less than 0.05% of net assets.
(c)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2025, the value of these securities total $68,000 or 0.0% of the Fund’s net assets.

(d)	All or a portion of this security is on loan as of March 31, 2025. The total market value of these securities was $36,571,104 which represented 2.3% of net assets.
(e)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(f)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(g)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of March 31, 2025.

(h)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of March 31, 2025 was 4.24%.

Security Valuation

Master Portfolios and Spin-off Fund equity securities that are listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. All equity securities, including exchange-traded funds, that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”). In the event market quotations are not readily available or if events occur that may materially affect the value of a particular security between the time trading ends on a particular security and the close of regular trading on the New York Stock Exchange (“NYSE”), “fair value” will be determined. Unlisted equity securities and listed equity securities not traded on the valuation date for which market quotations are readily available are valued at the last bid price. Futures, options on futures and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter markets and are freely transferable will be valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.

Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. If a composite option price is not available, then a quote provided by one of the authorized pricing vendors will be used. If neither a composite price nor a quote from an authorized pricing provider is available, and it is the day of expiration or post-expiration, expiring options will be priced at intrinsic value. Non-exchange-traded options for which over-the-counter quotations are not readily available are valued at the mean between the last bid and asked quotations. Debt obligations (including convertible securities) that are either investment grade or below investment grade and irrespective of days to maturity are valued at evaluated mean by one of the authorized third party pricing agents which rely on various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Certain instruments, such as repurchase agreements and demand notes, do not have values from third parties and are valued at amortized cost. Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are valued at their reported net asset value (“NAV”).

Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees of the Master Portfolios and the Board of Directors of the Spin-off Fund. In determining the fair value of a security, the Board of Trustees/Directors shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Portfolios with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Adviser; (vii) the liquidity or illiquidity of the market for the security; and (viii) the value of a foreign security traded on other foreign markets. At March 31, 2025, 1.01%, 0.16%, 0.00% and 0.36% of the net assets of The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio and The Market Opportunities Portfolio, respectively, were fair valued securities. The other Master Portfolio did not hold any fair-valued securities at March 31, 2025.

Summary of Fair Value Exposure

Various inputs are used in determining the value of Master Portfolio’s and Spin-off Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that Master Portfolio’s and Spin-off Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Master Portfolio’s and Spin-off Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Paradigm Portfolio

The following is a summary of the inputs used to value The Paradigm Portfolio's net assets as of March 31, 2025:

Assets^	Level 1		Level 2	Level 3		Total
Common Stocks	$1,348,268,751		$377,300	$–	*	$1,348,646,051
Unit Investment Trust	141,051,859		–	–		141,051,859
Real Estate Investment Trusts	4,575,620		–	–		4,575,620
Warrants	–		9,729	–		9,729
Preferred Stocks	–		600	–		600
Total Investments in Securities	$1,493,896,230		$387,629	$–	*	$1,494,283,859

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:
Description	Investments in Securities
Balance as of December 31, 2024	$-	*
Accrued discounts/premiums	-
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	-	***
Net purchases and/or acquisitions	-
Net sales and/or write-offs	-
Transfer in and/or out of Level 3	-
Balance as of March 31, 2025	$-	*

Description	Fair Value at 3/31/2025		Valuation Techniques	Unobservable Input	Range**
Common Stocks	$-	*	Asset Liquidation Analysis	Precedent Transaction	$0.00 - $0.00

^	See Consolidated Portfolio of Investments for breakout of investments by industry classification.
*	Amount is less than $0.50.
**
Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

***	Total change in unrealized appreciation/(depreciation) relating to Level 3 investment assets and investment liabilities still held by the Fund at March 31, 2025 is $0.